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                                                                  EXHIBIT 10.35

                     AMENDMENT TO STOCK PURCHASE AGREEMENT
                     -------------------------------------


     THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of the 29th day of September, 1997, by and among Colorado Greenhouse Holdings, Inc., a Delaware corporation (the "Company"), Catterton-Simon Partners III, L.P., a Delaware limited partnership ("Catterton-Simon"), BCI Growth IV, L.P., a Delaware limited partnership ("BCI"), H & Q Colorado Greenhouse Investors, L.P., a Delaware limited partnership ("H&Q") and Catterton - CGH Partners, LLC, a Delaware limited liability company ("Catterton, LLC"). Catterton-Simon, BCI, H&Q and Catterton, LLC are collectively referred to herein as "Purchasers."

                                   RECITALS
                                   --------

     A. Purchasers and the Company previously entered into that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of January 21, 1997, pursuant to which the Purchasers purchased certain shares of the Company's Series B Preferred Stock. Capitalized terms not defined herein shall have the meaning assigned to them in the Stock Purchase Agreement.

     B. Purchasers made claims against the Company concerning certain alleged nondisclosures and misrepresentations made by the Company at the time Purchasers purchased the Series B Preferred Stock.

     C. Purchasers and the Company have agreed to settle such claims and in connection therewith, have agreed to amend the Stock Purchase Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments.  The following sections of the Stock Purchase Agreement
          ----------
shall be amended:

          (a) The following definitions in Section 1.1 shall be deleted in their entirety: "Actual EBIT," "Adjustment Price," "Consolidated Net Income," "1997 Target EBIT" and "1998 Target EBIT."

          (b) Section 2.5 ("Preferred Stock Conversion Adjustments") is hereby deleted in its entirety.

          (c)  Exhibit H is hereby deleted in its entirety.

          (d)  Schedule 2 is hereby deleted in its entirety.
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     2.   Interpretation. Except as expressly amended by this Agreement, the
          --------------
Stock Purchase Agreement shall remain in full force and effect without change.

     3.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                            [signature page follows]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              COLORADO GREENHOUSE HOLDINGS, INC.


                              By:  /s/ Edward J. Wetherbee
                                   ---------------------------------------------
                                   Edward J. Wetherbee
                                   Chief Executive Officer

                              CATTERTON-SIMON PARTNERS III, L.P.

                              By: Catterton-Simon Managing Partner III, LLC, its
                                  general partner


                              By:  /s/ Craig Sakin
                                   ---------------------------------------------
                              Its: _____________________________________________

                              BCI GROWTH IV, L.P.

                              By: Glenpointe Associates, LLC, its general
                                  partner


                              By:  /s/ Stephen J. Eley
                                   ---------------------------------------------
                              Its: Member
                                   ---------------------------------------------

                              H & Q COLORADO GREENHOUSE
                              INVESTORS, L.P.


                              By:  /s/ Jackie Berterretche
                                   ---------------------------------------------
                                   Jackie Berterretche, Attorney-In-Fact

                              CATTERTON - CGH PARTNERS, LLC

                              By: Catterton Partners Management Company,
                                  LLC, its Manager


                              By:  /s/ Craig Sakin
                                   ---------------------------------------------
                                   Manager

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